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                           AIM GLOBAL AGGRESSIVE FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND

                             (SERIES PORTFOLIOS OF
                         AIM INTERNATIONAL FUNDS, INC.)

                       Supplement dated December 16, 1996
         to the Statement of Additional Information dated March 1, 1996


         On December 11, 1996, the Board of Directors of AIM International Funds, Inc. approved, subject to shareholder approval, a change to a certain fundamental investment policy of each of AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM Global Income Fund (the "Funds"). Shareholders of each Fund will be asked to approve this change at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). If approved, this change will become effective as of March 1, 1997.

         Reference is made to Investment Restrictions 9 and 10 set forth on page 16 of the Funds' Statement of Additional Information. The Board of Directors has approved a change to Investment Restrictions 9, 10 and 11. In the event shareholders approve the proposed change, Investment Restrictions 9, 10 and 11 will read in full as follows:

         9. Purchase a security if, as a result, with respect to 75% of the value of a Fund's total assets, taken at market value, more than 5% of a Fund's total assets, taken at market value, would be invested in the securities of any one issuer (including repurchase agreements with any one entity), except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and except that a Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order. This restriction does not apply to the Income Fund.

         10. Purchase a security if, as a result, with respect to 50% of the value of the Fund's total assets taken at market value, more than 5% of the value of the Fund's total assets, taken at market value, would be invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order. This restriction applies only to the Income Fund.

         11. Purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by a Fund, except that a Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.